UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2013

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On March 12, 2013, Hovnanian Enterprises, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “2013 Annual Meeting”) at which the Company’s shareholders approved an increase the Company’s authorized common stock from 200,000,000 shares of Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), to 400,000,000 shares of Class A Common Stock and from 30,000,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), to 60,000,000 shares of Class B Common Stock.

The foregoing description of the authorized share increase is qualified in its entirety by reference to the Certificate of Amendment of Certificate of Incorporation of Hovnanian Enterprises, Inc., a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference to this Item 5.03. Additionally, on March 13, 2013, the Company filed a Restated Certificate of Incorporation of Hovnanian Enterprises, Inc., which restated and integrated but did not further amend the Company’s Certificate of Incorporation, as then amended. A copy of the Restated Certificate of Incorporation of Hovnanian Enterprises, Inc. is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at 10:30 a.m., Eastern Time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York. The matters voted upon at the 2013 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of shareholders.   Abstentions and broker non-votes had no effect on the outcome because such shares are not considered votes cast. The elected directors were:

Class A					Class B

	Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	51,307,331	897,962	144,206	49,459,027	143,227,554	2,315	0	14,244
R. Coutts	51,182,814	954,971	211,714	49,459,027	143,227,654	2,215	0	14,244
E. Kangas	51,074,149	1,075,486	199,864	49,459,027	143,227,654	2,215	0	14,244
J. Marengi	51,135,135	1,005,742	208,622	49,459,027	143,227,654	2,215	0	14,244
V. Pagano	51,212,146	927,430	209,923	49,459,027	143,225,654	4,215	0	14,244
J. Sorsby	50,324,684	1,838,668	186,147	49,459,027	143,227,654	2,215	0	14,244
S. Weinroth	51,065,620	1,084,831	199,048	49,459,027	143,227,654	2,215	0	14,244

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2013. Abstentions had no effect on the outcome because such shares are not considered votes cast.  There were no broker non-votes.

	Class A	Class B

Votes For	100,529,711	143,242,004
Votes Against	797,996	2,109
Abstentions	480,819	0
Broker Non-Votes	0	0

(3)     Approval of an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock. Abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal.  There were no broker non-votes.

	Class A	Class B

Votes For	80,797,749	143,046,284
Votes Against	19,959,861	195,409
Abstentions	1,050,916	2,420
Broker Non-Votes	0	0

(4)     Approval of an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of the Company’s Class B Common Stock. Abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal. There were no broker non-votes.

	Class A	Class B

Votes For	67,425,479	143,046,284
Votes Against	33,357,962	195,409
Abstentions	1,025,085	2,420
Broker Non-Votes	0	0

(5)     Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement.  Abstentions and broker non-votes had no effect on the outcome because such shares are not considered votes cast.

	Class A	Class B

Votes For	48,384,812	143,225,034
Votes Against	2,829,233	2,615
Abstentions	1,135,454	2,220
Broker Non-Votes	49,459,027	14,244

     As previously reported, in light of the voting results with respect to the frequency of shareholder votes on executive compensation at the 2011 Annual Meeting of Shareholders at which a substantial majority of shareholders voted for “say-on-pay” proposals to occur every three years, the Board of Directors initially decided that the Company would hold a triennial advisory vote on the compensation of named executive officers.  However, the Company voluntarily elected to hold a “say-on-pay” vote at the 2013 Annual Meeting.  The next triennial advisory vote on executive compensation will take place at the Company’s 2014 Annual Meeting of Shareholders.

Item 9.01.     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment of Certificate of Incorporation of Hovnanian Enterprises, Inc.

Exhibit 3.2	Restated Certificate of Incorporation of Hovnanian Enterprises, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

 Date: March 15, 2013

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment of Certificate of Incorporation of Hovnanian Enterprises, Inc.

Exhibit 3.2	Restated Certificate of Incorporation of Hovnanian Enterprises, Inc.